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                                                            Exhibit No. EX-99.o

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              POWER OF ATTORNEY

     The undersigned officers and directors of DFA INVESTMENT DIMENSIONS GROUP INC. (the "Fund") hereby appoint DAVID G. BOOTH, REX A. SINQUEFIELD, MICHAEL T. SCARDINA, IRENE R. DIAMANT, CATHERINE L. NEWELL and STEPHEN W. KLINE, ESQUIRE (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute, and to file any of the documents referred to below relating to the Fund's Registration Statement on Form N-1A under the Investment Company Act of 1940 and under the Securities Act of 1933, including any and all amendments thereto, covering the registration of the Fund as an investment company and the sale of shares by the Fund, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     The undersigned officers and directors hereby execute this Power of Attorney as of this 18th day of July, 1997.

/s/ David G. Booth                              /s/ Rex A. Sinquefield
----------------------------                    -----------------------------
David G. Booth,                                 Rex A. Sinquefield, Chairman-
Chairman-Chief Executive                        Chief Investment Officer and
Officer, President and                          Director
Director


/s/ George M. Constantinides                    /s/ John P. Gould
----------------------------                    -----------------------------
George M. Constantinides,                       John P. Gould, Director
Director


/s/ Roger G. Ibbotson                           /s/ Merton H. Miller
----------------------------                    -----------------------------
Roger G. Ibbotson, Director                     Merton H. Miller, Director


/s/ Myron S. Scholes                            /s/ Michael T. Scardina
----------------------------                    -----------------------------
Myron S. Scholes, Director                      Michael T. Scardina, Chief
                                                Financial Officer, Treasurer
                                                and Vice President



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                            THE DFA INVESTMENT TRUST COMPANY

                                  POWER OF ATTORNEY

     The undersigned officers and trustees of THE DFA INVESTMENT TRUST COMPANY (the "Fund") hereby appoint DAVID G. BOOTH, REX A. SINQUEFIELD, MICHAEL T. SCARDINA, IRENE R. DIAMANT, CATHERINE L. NEWELL AND STEPHEN W. KLINE, ESQUIRE (with full power to any of them to act) as attorney-in-fact and agent, in all capacities, to execute, and to file any of the documents referred to below relating to a Registration Statement under the Securities Act of 1933 and/or the Investment Company Act of 1940, including any and all amendments thereto, covering the registration of any registered investment company for which any Series of the Fund serves as a master fund in a master fund-feeder fund structure, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     The undersigned officers and trustees hereby execute this Power of Attorney as of the 18th day of July, 1997.

/s/ David G. Booth                              /s/ Rex A. Sinquefield
----------------------------                    -----------------------------
David G. Booth,                                 Rex A. Sinquefield, Chairman-
Chairman-Chief Executive                        Chief Investment Officer and
Officer, President and Trustee                  Trustee


/s/ George M. Constantinides                    /s/ John P. Gould
----------------------------                    -----------------------------
George M. Constantinides,                       John P. Gould, Trustee
Trustee


/s/ Roger G. Ibbotson                           /s/ Merton H. Miller
----------------------------                    -----------------------------
Roger G. Ibbotson, Trustee                      Merton H. Miller, Trustee


/s/ Myron S. Scholes                            /s/ Michael T. Scardina
----------------------------                    -----------------------------
Myron S. Scholes, Trustee                       Michael T. Scardina, Chief
                                                Financial Officer, Treasurer
                                                and Vice President

                            DIMENSIONAL EMERGING MARKETS FUND INC.

                                    POWER OF ATTORNEY


     The undersigned officers and directors of DIMENSIONAL EMERGING MARKETS FUND INC. (the "Fund") hereby appoint DAVID G. BOOTH, REX A. SINQUEFIELD, MICHAEL T. SCARDINA, IRENE R. DIAMANT, CATHERINE L. NEWELL and STEPHEN W. KLINE, ESQUIRE (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute, and to file any of the documents referred to below relating to the Fund's Registration Statement, including any and all amendments thereto, covering the registration of the Fund as an investment company, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     The undersigned officers and directors hereby execute this Power of Attorney as of this 18th day of July, 1997.

/s/ David G. Booth                              /s/ Rex A. Sinquefield
----------------------------                    -----------------------------
David G. Booth,                                 Rex A. Sinquefield, Chairman-
Chairman-Chief Executive                        Chief Investment Officer and
Officer, President and                          Director
Director


/s/ George M. Constantinides                    /s/ John P. Gould
----------------------------                    -----------------------------
George M. Constantinides,                       John P. Gould, Director
Director


/s/ Roger G. Ibbotson                           /s/ Merton H. Miller
----------------------------                    -----------------------------
Roger G. Ibbotson, Director                     Merton H. Miller, Director


/s/ Myron S. Scholes                            /s/ Michael T. Scardina
----------------------------                    -----------------------------
Myron S. Scholes, Director                      Michael T. Scardina, Chief
                                                Financial Officer, Treasurer
                                                and Vice President